                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 18, 2008

                        Blonder Tongue Laboratories, Inc.
             (Exact Name of registrant as specified in its charter)

         Delaware                       1-14120                    52-1611421
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)

                One Jake Brown Road, Old Bridge, New Jersey 08857
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 679-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

     On April 18, 2008 the Company  issued a press release  announcing  that its
Board of Directors made the decision to cease the operation of its  wholly-owned subsidiary, Hybrid Networks, LLC, and liquidate its assets. The press release is attached  hereto  as  Exhibit  99.1 and is  incorporated  into this Item 7.01 by reference.

Item 9.01.  Financial Statements and Exhibits.

           (d)   The following exhibits are filed herewith:

     Exhibit 99.1 - Press Release dated April 18, 2008.

                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    BLONDER TONGUE LABORATORIES, INC.

                                    By:   /s/ Eric Skolnik
                                         Eric Skolnik
                                         Senior Vice President and
                                         Chief Financial Officer
Date: April 21, 2008

                                              EXHIBIT INDEX

Exhibit No.                Description

Exhibit 99.1               Press Release of Blonder Tongue Laboratories, Inc.
                           dated April 18, 2008.